SETTLEMENT AGREEMENT


         This Settlement Agreement (the "Agreement") is made effective as of the 8th day of December, 2005, by and among Bancorp International Group, Inc., a Nevada corporation with the trading symbol "BCIT" (hereinafter sometimes referred to as "BCIT"), Mario A. Pino, an individual, Sam Deeb, an individual, Jean Carlos Medina, an individual, Charles Weller, an individual, Barkev Kibarian, an individual, Felica Morales, an individual, Clearstock, Inc., a Texas corporation, DealFlo, L.L.C., a New York Limited Liability Company, The Grace Trust a foreign trust, Global Consulting Group, a Maryland corporation, Intelligent Message Distributors, a Nevada corporation, and Wall Street Group, L.L.C., an Arizona limited liability company, (collectively, the "Defendants"), Capital Growth Financial, L.L.C., a Florida limited liability company, and JH Darbie & Co., a New York corporation.


                                   I. RECITALS

     1.1 BCIT is a Nevada corporation licensed to do business in the State of Oklahoma. BCIT is a publicly traded corporation. Its authorized Transfer Agent is Pacific Stock Transfer Company, 500 E Warm Springs Road, Ste. 240, Las Vegas, NV 89119.

     1.2 Each of the following Defendants are individuals or entities that held brokerage accounts at Capital Growth Financial, L.L.C., a brokerage firm with offices in, among other locations, Oklahoma City, Oklahoma: Mario A. Pino; Clearstock, Inc.; Dealflo, L.L.C.; Gene Carlos Medina; Charles Weller; The Grace Trust; Global Consulting Group; Sam Deeb; Wall Street Group, Barkev Kibarian, and Intelligent Message Distributors.

     1.3 Each of the following Defendants are individuals or entities that held brokerage accounts at JH Darbie & Co., a brokerage firm located at 99 Wall Street, 6th Floor, New York, NY 10005: Mario Pino (individually);Wall Street Group, L.L.C., c/o Mario Pino; Barkev Kibarian; and Felica Leigh Morales.

     1.4 On or about September 21, 2005, BCIT filed a civil action in the District Court of Oklahoma County, Oklahoma styled Bancorp International Group, Inc. v. Mario A. Pino, et al., Case No. CJ-2005-7459 (the "Civil Action"), wherein BCIT alleged, among other things, claims against the Defendants for violations of the Oklahoma Uniform Securities Act of 2004, the Securities Act of 1933, as amended (the 1933 Act"), and other applicable common law, and for a declaratory judgment. In the Civil Action some of the Defendants filed an Answer denying the claims of BCIT, or, though properly served with Summons and Petition, wholly failed to answer and therefore are in default.

                  1.5 On November 18, 2005, Capital Growth Financial, L.L.C. and JH Darbie & Co. (the "Interveners") intervened in the Civil Action, claiming an interest in the Civil Action, and on November 21, 2005 filed an Answer and Cross-claims against the Defendants. In the Petition in Intervention, the Intervenors each filed cross-claims against BCIT alleging that BCIT negligently hired Defendants and negligently supervised the actions and activities of Defendants, and asserting the following claims against BCIT: (i) fraud under the Oklahoma Securities Act, Okla. Stat. tit. 71, ss.1.101-1.701 (the "Oklahoma Act"); (ii) fraud under the 1933 Act; and (iii) fraud under the Securities Exchange Act of 1934; as amended, and asserting the following claims against the
Defendants: (i) common law fraud; and (ii) failure to register under the Oklahoma Act (collectively, the "Cross-claims").

                  1.6 In the Civil Action, BCIT alleged that, beginning some time during the summer of the year 2005, Defendant, Mario A. Pino, individually and through various affiliated entities and coconspirators including Defendant, Wall Street Group, L.L.C., prepared or possessed at least twenty (20) stock certificates of BCIT (the "Wrongfully Issued Shares") purportedly representing 235,000,000 shares of common stock of BCIT. BCIT alleges that said Defendants thereupon caused the Wrongfully Issued Shares of BCIT to be distributed, both as compensation for work performed and as gifts, to various individuals and entities, including the remaining Defendants.

                  1.7 With the exception of Defendant, Charles Weller (who did not deposit the Wrongfully Issued Shares into the public market), the Defendants listed below thereupon deposited the Wrongfully Issued Shares with Capital Growth Financial, L.L.C., causing the Wrongfully Issued Shares to be entered into the public market, as follows:


------------------------------- ---------------------------- -------------------
Defendant                       Sales Proceeds               Net Amount
------------------------------- ---------------------------- -------------------
Clear Stock                     77,405.83                    42,188.90

------------------------------- ---------------------------- -------------------
DealFlo                         874.96                       874.96

------------------------------- ---------------------------- -------------------
Zero Zero One                   16,211.07                    16,211.07

------------------------------- ---------------------------- -------------------
Medina                          43,579.94                    43,579.94

------------------------------- ---------------------------- -------------------
Weller                          0                            0

------------------------------- ---------------------------- -------------------
Grace Trust                     30,349.39                    30,349.39

------------------------------- ---------------------------- -------------------
Global Consulting               6,547.17                     6,547.17

------------------------------- ---------------------------- -------------------
Sameer Deeb                     16,502.68                    16,502.68

------------------------------- ---------------------------- -------------------
Intelligent Mess. Dist.         36,794.43                    36,794.43

------------------------------- ---------------------------- -------------------
Wall Street Group               160,913.75                   160,913.75

------------------------------- ---------------------------- -------------------
Barkev Kibarian                 58,854.22                    18,145.95
                                ---------                    ---------
------------------------------- ---------------------------- -------------------

     In April 2005, Defendants Kibarian, Morales, and Wall Street Group/Mario Pino delivered to JH Darbie & Co. certain Wrongfully Issued Shares as follows:

-------------------------- ---------- --------------------- --------------------
Defendant                  Cert. No.  Number of Shares      Sale Proceeds
-------------------------- ---------- --------------------- --------------------

Barkev Kibarian            1088       5 million(1)          $18,415.70
-------------------------- ---------- --------------------- --------------------
Wall Street Group/ Mario   1063       20 million            $108,123.93
A. Pino
-------------------------- ---------- --------------------- --------------------

Felicia Leigh Morales      1066       25,000                $124.99
-------------------------- ---------- --------------------- --------------------

         JH Darbie & Co. has alleged that it accepted the certificates from these Defendants in good faith and did not know at the time that these certificates were counterfeit. In accordance with its customers' instructions, JH Darbie & Co. delivered the Wrongfully Issued Certificates to its clearing broker, NF Clearing, for sale.(2) JH Darbie & Co. has alleged that NF Clearing delivered the certificates to Depository Trust Company ("DTC"), which delivered them to BCIT's transfer agent for re-registration. On August 16, 2005, DTC issued Important Notice 8418, quoting a press release from BCIT indicating that "`individuals and corporate entities involved with the illegal takeover of the company printed invalid share certificates.'" DTC suspended all services with respect to BCIT shares, other than custody. DTC demanded replacement certificates from NF Clearing.

         JH Darbie & Co. attempted to purchase replacement certificates in the open market and tried to buy 6,668,500 shares for which it paid $118,297.59. However, J.H. Darbie & Co. alleges that it never received those shares because the market was flooded with counterfeit shares and there were no valid shares available to purchase. JH Darbie & Co. has never recovered the $118,297.59 it paid in its effort to purchase replacement securities.

                  1.8 Defendants Charles Weller and The Grace Trust each deny the wrongdoing alleged in the Petition, and further deny that BCIT, Capital Growth Financial, L.L.C. or JH Darbie & Co. suffered any damages as a result of their actions.

-------------------

(1) See note 3 below.
(2) With respect to Barkev Kibarian, JH Darbie & Co. sold 1,140,000 shares for $18415.70, and transferred by ACAT to Capital Growth Financial L.L.C., the remaining 3,860,000 shares. JH Darbie & Co. remains liable to its clearing firm, NF Clearing, which is in turn liable to DTC, for all 5 million shares.

                  1.9 BCIT, Capital Growth Financial, L.L.C. and JH Darbie & Co. and each of the Defendants desire to compromise and resolve claims against one another on the terms as set forth in this Settlement Agreement.

                  1.10 Defendant, Global Consulting Group has alleged that it accepted the certificates in good faith and did not know at the time that these certificates were alleged to be counterfeit. Defendant, Global Consulting Group denies the wrongdoing alleged in the Petition, and further denies that BCIT, Capital Growth Financial, L.L.C. or JH Darbie & Co. suffered any damages as a result of their actions.


                             II. TERMS OF SETTLEMENT

                  In consideration of the mutual covenants as set forth herein, the parties hereto agree as follows:

                  3.1 Exchange of Shares, Claims and Cash. Upon approval of this Settlement Agreement by the District Court in the Civil Action:

                           3.1.1    Capital Growth Financial,  L.L.C. and JH
Darbie & Co. shall take all such steps as may be reasonably necessary to cause the respective clearing firms of each to release and deliver to counsel for BCIT all of the Wrongfully Issued Shares held by them, if any. Should the respective clearing firm of either Capital Growth Financial, L.L.C. or JH Darbie & Co. fail to deliver the Wrongfully Issued Shares, Capital Growth Financial, L.L.C. or JH Darbie & Co. shall not be held liable for such failure. All of the Defendants, including Charles Weller, will forthwith release and return to counsel for BCIT, all of the certificates representing the Wrongfully Issued Shares, if any are remaining in such Defendants' possession or control.

                           3.1.2    JH Darbie & Co. previously  acquired
25,075,000 shares of common stock of BCIT (the "Restricted Shares") in a transaction intended to comply with Section 4(2) of the 1933 Act, for $72,500. Upon approval of this Settlement Agreement by the Court, BCIT shall issue to JH Darbie & Co. 25,025,000 shares of Common Stock of BCIT possessing the attributes described in Section 3.3 below. In exchange, JH Darbie & Co. shall cause the Restricted Shares to be released and distributed to BCIT. Further, upon approval of this Settlement Agreement by the Court, BCIT shall issue to Capital Growth Financial, L.L.C., for transfer to or for the accounts of the respective Defendants at Capital Growth Financial, L.L.C., as appropriate, an aggregate of 219,723,000 New Shares. The 25,025,000 shares to be issued to JH Darbie & Co. and the 219,723,000 shares to be issued to Capital Growth Financial, L.L.C. are hereinafter referred to as the "New Shares."

                           3.1.3    All of the  Defendants,  by their execution
below, hereby agree and authorize Capital Growth Financial, L.L.C. (with reservation of rights) to take such steps as may be reasonably necessary to transfer to BCIT, in full or partial satisfaction of the claims of BCIT, the cash amounts as set forth below in Column 3 if such funds are currently held in the brokerage accounts of such Defendants as of the date of this Agreement, at Capital Growth Financial, L.L.C. such transferred amounts to be paid to BCIT in full or partial satisfaction of the indebtedness of each such respective Defendant to BCIT (but not of Capital Growth Financial, L.L.C. ) for the value of the New Shares:

Amounts Held at Capital Growth Financial, L.L.C.
---------------------------- ------------------------- ---------------------------------- ----------------------------
Column 1                     Column 2                  Column 3                           Column 4
Defendant                    Cash on Deposit           Amt. to Transfer to BCIT           Amt. Still Due BCIT
---------------------------- ------------------------- ---------------------------------- ----------------------------
Clear Stock, Inc.            $42,669.92                $42,669.92                         $35,216.92
---------------------------- ------------------------- ---------------------------------- ----------------------------
DealFlo                      82,379.13                 17,086.07
---------------------------- ------------------------- ---------------------------------- ----------------------------
Medina                       151.55                    151.55                             43,428.39
---------------------------- ------------------------- ---------------------------------- ----------------------------
Weller                       0.00                      0.00
---------------------------- ------------------------- ---------------------------------- ----------------------------
Grace Trust                  22,928.68                 22,928.68                          7,420.71
---------------------------- ------------------------- ---------------------------------- ----------------------------
Global Consulting            10.41                     10.41                              6,536.76
---------------------------- ------------------------- ---------------------------------- ----------------------------
Sameer Deeb                  5.04                      5.04                               16,497.64
---------------------------- ------------------------- ---------------------------------- ----------------------------
Intelligent Mess. Dist.      0.43                      0.43                               36,794.00
---------------------------- ------------------------- ---------------------------------- ----------------------------
Wall Street Group            87,855.32                 87,855.32                          73,058.43
---------------------------- ------------------------- ---------------------------------- ----------------------------
Barkev Kibarian              838.94                    838.94                             58,015.28
---------------------------- ------------------------- ---------------------------------- ----------------------------
Felica Morales               0                         0                                  124.99
---------------------------- ------------------------- ---------------------------------- ----------------------------

Each of the Defendants, as set forth in Column 1, above, shall herewith cause to be delivered to counsel for BCIT the respective amounts set forth in Column 4, as payment in full satisfaction of the exchange of the Wrongfully Issued Shares for the New Shares. Other than the amounts set forth in Column 4, above held in such accounts at Capital Growth Financial, L.L.C., nothing in this provision shall require JH Darbie & Co. or Capital Growth Financial, L.L.C. to forward to BCIT any funds that such entities recover from any Defendants.

                  3.2 Court Approval of Settlement Agreement. Counsel for BCIT, counsel for Capital Growth Financial, L.L.C. and JH Darbie & Co., and each counsel for the Defendants, shall undertake to obtain the approval of the terms and conditions of this Agreement in accordance with the provisions of Section 3(a)(10) of the 1933 Act and in accordance with SEC Division of Corporation Finance Revised Staff Legal Bulletin No. 3 (October 20, 1999), such that the New Shares may be issued by BCIT in accordance with the terms and conditions of this agreement, without restriction under the 1933 Act.

                  3.3 Attributes of New Shares. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in sections 3.1 and 3.2, above, the New Shares shall be deemed to be free-trading stock exempt from registration pursuant to Section 3(a)(10) of the 1933 Act. BCIT shall take such steps as are reasonably necessary and appropriate to ensure that such New Shares, among other things, shall be:

     a) Properly authorized and issued under the relevant state blue sky and corporate law;

     b) Issued in compliance with the federal securities laws and the rules thereunder; and

     c) Not be restricted shares, i.e., shall be freely tradable without legal or equitable restriction and shall be without adverse claim under UCC Article 8.

     Provided further, that with respect to the 25,025,000 shares that BCIT shall issue to JH Darbie & Co., BCIT shall take such steps as are reasonably necessary and appropriate to ensure that such New Shares, among other things, shall be:

     a) Reasonably acceptable to DTC for deposit therein in satisfaction of NF Clearing/JH Darbie's open short position, as described in Section 1.7 hereof; and

     b) Reasonably acceptable to NF Clearing in satisfaction of JH Darbie & Co.'s obligation for the 25,025,000 shares.

     Provided further, that with respect to the 25,025,000 shares that BCIT shall issue to JH Darbie & Co., BCIT:

     a) Shall not seek or instruct its transfer agent to impose any stops or stop transfer orders on these New Shares or on any shares that flow therefrom; and

     b) Shall not assert any adverse claim against such new shares.



          3.4 Cash Payments. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in sections 3.1 and 3.2, above counsel for BCIT shall release to BCIT the sums held by it in its trust account deposited there by JH Darbie & Co. on or about September 29, 2005.

          3.6 Failure to Receive Court Approval. In the event that, for any reason the District Court in the Civil Action does not approve the terms and conditions of this Agreement pursuant to section 3.1 and 3.2 hereof, this Agreement shall be deemed to be void and held for naught, and the Civil Action shall proceed to trial and judgment.

          3.7      Dismissal of Certain Claims.

                    3.7.1 Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in sections 3.1 and 3.2, above, BCIT, Capital Growth Financial, L.L.C. and JH Darbie & Co. shall execute and deliver to the District Court in the Civil Action a Dismissal With Prejudice of all of the respective claims asserted by them against each other in the Civil Action.

          3.8      Releases of Certain Claims

                   3.8.1 Capital Growth Financial, L.L.C. and JH Darbie & Co. Release of Claims. Capital Growth Financial, L.L.C. and JH Darbie & Co. each, individually and collectively, hereby release, discharge, and relinquish any and all claims whatsoever, demands, causes of action, whether in law or in equity, whether known or unknown, anticipated or unanticipated, direct or indirect, fixed or contingent, whether heretofore asserted or not, which they ever had, now have, or may claim to have, against BCIT, including, without limitation, the claims asserted in their respective Petitions in Intervention.


                  3.9 BCIT Release of Claims. BCIT hereby releases, discharges, and relinquishes any and all claims whatsoever, demands, causes of action, whether in law or in equity, whether known or unknown, anticipated or unanticipated, direct or indirect, fixed or contingent, whether heretofore asserted or not, which it ever had, now have, or may claim to have, against Capital Growth Financial, L.L.C., JH Darbie & Co., and the Defendants.

                  3.10 Defendants Release of Claims. The Defendants hereby release, discharge and relinquish any and all claims whatsoever, demands, causes of action, whether in law or in equity, whether known or unknown, anticipated or unanticipated, direct or indirect, fixed or contingent, whether heretofore asserted or not, which it ever had, now have, or may claim to have, against BCIT.

                  3.11 Claims. BCIT hereby acknowledges and agrees that the releases described in this Section are an important element of this Settlement Agreement and further BCIT's desire to resolve these issues as quickly and efficiently as possible. The claims, if any, of BCIT, Defendants, Capital Growth Financial, L.L.C. and JH Darbie & Co. not expressly released hereby shall in all respects remain unimpaired by this Settlement Agreement.

                               IV. INDEMNIFICATION

                  4.1 Indemnification of BCIT. Mario A. Pino, an individual, Jean Carlos Medina, an individual, Barkev Kibarian, an individual, Felica Morales, an individual, Global Consulting Group, a Maryland Corporation, Intelligent Message Distributors, a Nevada corporation, and Wall Street Group, L.L.C., a Arizona Limited liability Company, individually and collectively (and not the Intervenors), hereby agree to indemnify and hold harmless BCIT and each officer, director and employee (whether past, present or future) of BCIT against and in respect of all actions, suits, proceedings, demands, and assessments brought by any past, present or future holder of one or more shares of common stock of BCIT in connection with both this Settlement Agreement and the various claims of BCIT finally resolved and settled hereby, and any judgments, attorney's fees, costs and expenses associated therewith.


                        V. REPRESENTATIONS AND WARRANTIES

                    5.1 Representations and Warranties of BCIT. BCIT represents and warrants to Capital Growth Financial, L.L.C. JH Darbie & Co., and the Defendants as follows:

                           5.1.1 BCIT is a  corporation  duly  organized,
validly existing and in good standing under the laws of the state of its incorporation, with all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted. BCIT has taken all corporate action necessary to authorize its execution, delivery and performance of this Settlement Agreement. BCIT has full corporate power and authority to enter into this Agreement and carry out the terms hereof. This Settlement Agreement, when executed by the person(s) identified herein, will have been validly executed and delivered by BCIT, binding upon and enforceable against it in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting creditors' rights generally and except as enforceability may be limited by rules of law governing specific performance, injunctive relief or other equitable remedies.

                           5.1.2 The  execution,  delivery and  performance of
this Settlement Agreement by BCIT, the compliance by BCIT with the provisions of this Settlement Agreement and the consummation of the transactions described in this Settlement Agreement will not conflict with or result in the breach of any of the terms or provisions of or constitute a default under:

                                    5.1.2.1  the articles of incorporation or
bylaws of BCIT;

                                    5.1.2.2 any  agreement or  instrument to
which BCIT is a party or by which BCIT is bound; or

                                    5.1.2.3 to the best of the knowledge of
BCIT, any order, rule, regulation or decision of any court or regulatory authority or governmental body applicable to BCIT.

                           5.1.3  Except  for  any  review   initiated  by  any
state securities and regulatory authority or the Federal Securities and Exchange Commission as to an exemption from registration of any shares issued pursuant to this Settlement Agreement, or as otherwise provided herein, no consent, approval, authorization, order, designation or declaration of any court or regulatory authority or governmental body, federal or other, or third person is required to be obtained by BCIT for the consummation of the transactions described in this Agreement.

                           5.1.4  To  the  best  of  its  knowledge  and
belief, BCIT currently has 29,105,078 outstanding shares of its common stock.

                           5.1.5 To the best of its knowledge and belief,  BCIT
has 500,000,000 authorized shares of common stock, par value $.0001.

                  5.2 Representations and Warranties of Capital Growth Financial, L.L.C. Capital Growth Financial, L.L.C. represents and warrants to BCIT as follows:

                           5.2.1  Capital  Growth  Financial,  L.L.C.  is a
corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, with all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted. Capital Growth Financial, L.L.C. has taken all corporate action necessary to authorize its execution, delivery and performance of this Settlement Agreement. Capital Growth Financial, L.L.C. has full corporate power and authority to enter into this Agreement and carry out the terms hereof. This Settlement Agreement, when executed by the person(s) identified herein, will have been validly executed and delivered by Capital Growth Financial, L.L.C., binding upon and enforceable against it in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting creditors' rights generally and except as enforceability may be limited by rules of law governing specific performance, injunctive relief or other equitable remedies.

                           5.2.2 The execution,  delivery and performance of
this Settlement Agreement by Capital Growth Financial, L.L.C., the compliance by Capital Growth Financial, L.L.C. with the provisions of this Settlement Agreement and the consummation of the transactions described in this Settlement Agreement will not conflict with or result in the breach of any of the terms or provisions of or constitute a default under:

                                    5.2.2.1 the articles of  incorporation  or
bylaws of Capital Growth Financial, L.L.C.;

                                    5.2.2.2 any agreement or instrument to which
Capital Growth Financial, L.L.C. is a party or by which Capital Growth Financial, L.L.C. is bound; or

                                    5.2.2.3 to the best of the knowledge of
Capital Growth Financial, L.L.C., any order, rule, regulation or decision of any court or regulatory authority or governmental body applicable to Capital Growth Financial, L.L.C.

5.2.3 Except for any review initiated by any state securities and regulatory authority or the Federal Securities and Exchange Commission as to an exemption from registration of any shares issued pursuant to this Settlement Agreement, or as otherwise set forth herein, no consent, approval, authorization, order, designation or declaration of any court or regulatory authority or governmental body, federal or other, or third person is required to be obtained by Capital Growth Financial, L.L.C. for the consummation of the transactions described in this Agreement.

                  5.3 Representations and Warranties of JH Darbie & Co. JH Darbie & Co. represents and warrants to BCIT as follows:

                           5.3.1 JH Darbie & Co. is a  corporation  duly
organized, validly existing and in good standing under the laws of the state of its incorporation, with all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted. JH Darbie & Co. has taken all corporate action necessary to authorize its execution, delivery and performance of this Settlement Agreement. JH Darbie & Co. has full corporate power and authority to enter into this Agreement and carry out the terms hereof. This Settlement Agreement, when executed by the person(s) identified herein, will have been validly executed and delivered by JH Darbie & Co., binding upon and enforceable against it in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting creditors' rights generally and except as enforceability may be limited by rules of law governing specific performance, injunctive relief or other equitable remedies.

                           5.3.2 The  execution,  delivery  and  performance  of
this Settlement Agreement by JH Darbie & Co., the compliance by JH Darbie & Co. with the provisions of this Settlement Agreement and the consummation of the transactions described in this Settlement Agreement will not conflict with or result in the breach of any of the terms or provisions of or constitute a default under:

                                    5.3.2.1  the articles of incorporation or
bylaws of JH Darbie & Co.;

                                    5.3.2.2 any  agreement or  instrument to
which JH Darbie & Co. is a party or by which JH Darbie & Co. is bound; or

                                    5.3.2.3  to the best of the  knowledge  of
JH Darbie & Co., any order, rule, regulation or decision of any court or regulatory authority or governmental body applicable to JH Darbie & Co.

                           5.3.3  Except  for  any  review   initiated  by  any
state securities and regulatory authority or the Federal Securities and Exchange Commission as to an exemption from registration of any shares issued pursuant to this Settlement Agreement, or as otherwise set forth herein, no consent, approval, authorization, order, designation or declaration of any court or regulatory authority or governmental body, federal or other, or third person is required to be obtained by JH Darbie & Co. for the consummation of the transactions described in this Agreement.

                          VI. MISCELLANEOUS PROVISIONS

     6.1 Press Releases. Neither BCIT nor JH Darbie & Co. nor Capital Financial Growth, L.L.C. shall issue any press release describing or in any way referring to this Settlement Agreement without the prior written approval of the other. BCIT, JH Darbie & Co. and Capital Financial Growth, L.L.C. shall each work in good faith to prepare either a mutually acceptable joint release or mutually acceptable separate releases.

     6.1 Compromise. The parties agree that they are entering into this Agreement as a compromise of disputed claims to avoid the cost and expense of litigation. By entering into this Agreement, none of the parties hereto admits any wrongdoing, liability or obligation whatsoever.

     6.2 Additional Documents. All parties agree to furnish any additional information and execute any and all additional documents not inconsistent with the provisions of this Agreement which may be required by, or as may be necessary or proper to carry out effectively, the provisions and purposes of this Agreement.

     6.3 Entire Agreement. This Agreement embodies the entire agreement between the parties hereto with respect to the matters involved herein and supersedes any previous negotiations or agreements between the parties with respect to such matters. This Agreement was not executed in reliance upon any statement or representation by either party other than those set forth above. This Agreement may not be modified except by a subsequent agreement in writing signed by all affected parties. No amendment or modification of this Agreement shall be effective unless executed in writing by the parties affected by such amendment or modification.

     6.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which constitutes an original and all of which taken together shall constitute one and the same agreement.

     6.5 Authority to Execute. The signatories hereto each warrant that they have the authority to enter this Agreement, and any related documents, on behalf of the individual and/or entity on whose behalf they execute said documents.

     6.6 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, heirs and personal representatives.

     6.7 Paragraph Headings. The paragraph headings contained herein are included for convenience and reference purposes only and are not to be used in construing or interpreting this Agreement.

     6.8  Time  of  Essence.   Time  is  of  the  essence  of  this   Agreement.


     6.9 Governing Law. The validity, construction and enforcement of this Agreement shall be governed by the laws of the State of Oklahoma.

     6.10 Enforceability. The covenants of this Agreement shall be specifically enforceable. In the event either party shall file an action to enforce the obligations imposed on the other party, the prevailing party shall be entitled to its costs and expenses, including a reasonable attorney's fee, incurred in connection with enforcement of such obligations.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

                                            BANCORP INTERNATIONAL GROUP, INC., a
                                            Nevada corporation



                                    By:     /S/THOMAS MEGAS
                                            Its:     President
ATTEST:

------------------------
secretary


                            CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                           ) ss.
COUNTY OF OKLAHOMA         )

         Before me, the undersigned authority, on this day personally appeared Thomas Megas, known to me to be the person whose name is subscribed to the foregoing instrument as President of Bancorp International Group, Inc., and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

         Given under my hand and seal of office this 5th day of January, 2006.


                                 /S/HELEN SMITH
                                  Notary Public

My Commission Expires:


9/25/06

                                            J H DARBIE & CO, INC., a
                                            New York corporation



                                    By:     /S/ROBERT RABINAOVITZ
                                            Its:     President
ATTEST:

------------------------
secretary


                            CORPORATE ACKNOWLEDGMENT

STATE OF NY                )
                           )  ss.
COUNTY OF NY               )

         Before me, the undersigned authority, on this day personally appeared Robert Rabinnaovitz, known to me to be the person whose name is subscribed to the foregoing instrument as President of JH Darbie & Co., Inc., and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

         Given under my hand and seal of office this 10 day of January, 2006.


                                             /S/EVALD OLSON
                                             Notary Public

My Commission Expires:


11-14-09

                                  CAPITAL GROWTH FINANCIAL, L.L.C., a
                                  Florida limited liability company



                                  By: /S/MICHAEL S. JACOBS
                                  Its: (Title) President

                                 ACKNOWLEDGMENT

STATE OF Florida           )
                           ) ss.
COUNTY OF Palm Beach       )

         Before me, the undersigned authority, on this day personally appeared Michael S. Jacobs, known to me to be the person whose name is subscribed to the foregoing instrument as ____________________ of Capital Growth Financial, L.L.C., and acknowledged to me that he is authorized to execute on behalf of the limited liability company, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the limited liability company.

         Given under my hand and seal of office this 11th day of January, 2006.



                                  /S/DENNIS J. ROSA
                                  Notary Public

My Commission Expires:


4-17-09

                                  CLEARSTOCK, INC., a
                                Texas corporation



                              By: /S/TIM DOUGHERTY
                                  Its:     President
ATTEST:

------------------------
secretary


                            CORPORATE ACKNOWLEDGMENT

STATE OF NEW YORK          )
                           ) ss.
COUNTY OF NEW YORK         )

         Before me, the undersigned authority, on this day personally appeared Tim Dougherty, known to me to be the person whose name is subscribed to the foregoing instrument as President of Clearstock, Inc., and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

         Given under my hand and seal of office this 4th day of January, 2006.



                                  /S/ JEAN MARIE SAK
                                  Notary Public

My Commission Expires:


4-14-06

                                  GLOBAL CONSULTING GROUP, a
                                  Maryland corporation



                          By:     /S/JOSH YUDELL
                                  Its:     President
ATTEST:

/S/STEPHANIE SOLEAS
secretary


                            CORPORATE ACKNOWLEDGMENT

STATE OF MARYLAND          )
                           ) ss.
COUNTY OF ANNE ARUADEL     )

         Before me, the undersigned authority, on this day personally appeared Josh Yudell, known to me to be the person whose name is subscribed to the foregoing instrument as President of Global Consulting Group, and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

         Given under my hand and seal of office this 5th day of January, 20065.


                                  /S/AMSTEW NICOLE PAUL
                                  Notary Public

My Commission Expires:


Nov. 9th, 2009

                                  INTELLIGENT MESSAGE DISTRIBUTORS, a
                                  Nevada corporation



                          By:     /S/SAMEER DEEB
                                  Its:     President
ATTEST:

/S/SAMEER DEEB
secretary


                            CORPORATE ACKNOWLEDGMENT

STATE OF California           )
                              )  ss.
COUNTY OF San Diego           )

         Before me, the undersigned authority, on this day personally appeared Sameer Deeb, known to me to be the person whose name is subscribed to the foregoing instrument as President of Intelligent Message Distributors, and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

         Given under my hand and seal of office this 4th day of January, 2006.


                                  /S/MICHELE EDWARDS
                                  Notary Public

My Commission Expires:


Aug. 15, 2006

                                  DEALFLO, L.L.C., a
                                  New York limited liability company



                                  By: /S/MARK McKELVIE
                                  Its: (Title) Presient

                                 ACKNOWLEDGMENT

STATE OF NEW YORK          )
                           ) ss.
COUNTY OF MONROE           )

         Before me, the undersigned authority, on this day personally appeared Mark McKelvie, known to me to be the person whose name is subscribed to the foregoing instrument as President of Dealflo, L.L.C., and acknowledged to me that he is authorized to execute on behalf of the limited liability company, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the limited liability company.

         Given under my hand and seal of office this 4th day of January, 2006.


                                /S/JEAN MARIE SAK
                                  Notary Public

My Commission Expires:


4-14-06

                                  WALL STREET GROUP, L.L.C., an
                                  Arizona limited liability company



                                By: /S/Mario Pino
                                  Its: (Title)

                                 ACKNOWLEDGMENT

STATE OF Arizona           )
                           ) ss.
COUNTY OF Maricopa         )

         Before me, the undersigned authority, on this day personally appeared ________________________, known to me to be the person whose name is subscribed to the foregoing instrument as ____________________ of Wall Street Group, L.L.C., and acknowledged to me that he is authorized to execute on behalf of the limited liability company, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the limited liability company.

         Given under my hand and seal of office this 4th day of January, 2006.


                                  /S/CRAIG A. MOORE
                                  Notary Public

My Commission Expires:


5-19-2009

                                  /S/MARIO PINO
                                       Mario Pino, an individual


                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF Arizona           )
                           ) ss.
COUNTY OF Maricopa         )

         Before me, the undersigned authority, on this day personally appeared Mario Pino, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal of office this 4th day of January, 2006.


                                 /S/CRAIG A. MOORE
                                  Notary Public

My Commission Expires:


5-19-2009

                                  THE GRACE TRUST, a
                                  foreign trust




                            By: _____________________
                         Its:     Trustee


                                 ACKNOWLEDGMENT

STATE OF _______________   )
                           ) ss.
COUNTY OF _______________  )

         Before me, the undersigned authority, on this day personally appeared ________________________, known to me to be the person whose name is subscribed to the foregoing instrument as Trustee of The Grace Trust, and acknowledged to me that (s)he is authorized to execute on behalf of the trust, and that (s)he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the trust.

         Given under my hand and seal of office this ___________ day of ___________________________, 2005.

                                  --------------------------------------
                                  Notary Public

My Commission Expires:


--------------------

                                   ------------------------------------
                                   Charles Weller, an individual


                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF _______________   )
                           ) ss.
COUNTY OF _______________  )

         Before me, the undersigned authority, on this day personally appeared Charles Weller, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal of office this ___________ day of ___________________________, 2005.


                                  --------------------------------------
                                  Notary Public

My Commission Expires:


--------------------

                                  /S/BARKEV KIBIRIAN
                                       Barkev Kibirian, an individual


                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF Arizona           )
                           ) ss.
COUNTY OF Maricopa         )

         Before me, the undersigned authority, on this day personally appeared Barkev Kibirian, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal of office this 5th day of January, 2006.


                                 /S/LATONYA HOMA
                                  Notary Public

My Commission Expires:


February 17, 2007

                                  ------------------------------------
                                  Felica Morales, an individual


                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF _______________   )
                           ) ss.
COUNTY OF _______________  )

         Before me, the undersigned authority, on this day personally appeared Felica Morales, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal of office this ___________ day of ___________________________, 2005.


                                  --------------------------------------
                                  Notary Public

My Commission Expires:


--------------------

                                  /S/JUAN CARLOS MEDINA
                                        Juan Carlos Medina, an individual


                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF _______________   )
                           ) ss.
COUNTY OF _______________  )

         Before me, the undersigned authority, on this day personally appeared Juan Carlos Medina, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal of office this ___________ day of ___________________________, 2005.


                                  --------------------------------------
                                  Notary Public

My Commission Expires:


--------------------

                                   /S/SAM DEEB
                                       Sam Deeb, an individual


                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF California         )
                            )  ss.
COUNTY OF San Diego         )

         Before me, the undersigned authority, on this day personally appeared Sam Deeb, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal of office this 4th day of January, 2006.


                                  /S/MICHELE EDWARDS
                                  Notary Public

My Commission Expires:


Aug. 15, 2006